SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (date of earliest event reported) June 13, 2001


                     PANTHER TELECOMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in Its Charter, Referred to herein as "Company")


       FLORIDA                       0-31269                     65-0981179
  (State or Other                  Commission File             I.R.S. Employer
  Jurisdiction of                     Number                  Identification No.
   Incorporation)





                          6991 N.W. 82nd Avenue, No. 11
                              Miami, Florida 33166
                                Tel. 305-718-4467


             (Address of Principal Executive Offices and Telephone)

                     NEW CENTURY CAPITAL & CONSULTING CORP.

            2505 N.W. Boca Raton Boulevard, Boca Raton, Florida 33431
                            (Former Name and Address)

     The Private Securities Reform Act of 1995 provides a "safe harbor" for forward- looking statements. Certain information included in this Form 8-K/A (as well as information included in the Exhibits) contains statements that are forward looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.

     This amended Form 8-K relates to the acquisition completed and made effective as of May 31, 2001, and reported in the Form 8-K filed on June 13, 2001, pursuant to which New Century Capital & Consulting Corp. ("New Century") completed the acquisition of Panther Com Enterprises, Inc. ("Panther Com"). As permitted, the original Form 8-K omitted certain financial statements of Panther Com required by the Form 8-K. This amendment is filed to provide the May 31, 2001 financial statements of Panther Com. These financial statements have been audited by Feldman Sherb & Co. P.C., Certified Public Accountants.

     Panther Telecommunications Corporation ("the Company") is the successor entity formed by the acquisition of Panther Com by New Century. Panther Com was incorporated in the State of Florida on February 3, 2000 and commenced operations on September 1, 2000 (inception). Concurrent with the acquisition, New Century, a publicly held "shell" Florida corporation and the legally surviving parent company, changed its name to Panther Telecommunications Corporation.

     Effective on May 31, 2001, for accounting purposes, the acquisition has been treated as a "reverse" acquisition, with Panther Com as the accounting acquirer. The historical financial statements included herein are those of Panther Com. Pro-forma information has not been presented since the transaction was deemed a capital stock transaction rather than a business combination.

     As a result of the transaction, the Company has adopted the fiscal year of Panther Com which ends on August 31. The dates for reporting under the Exchange Act changed to correspond with the change in fiscal year. The Company advised the staff of the Securities & Exchange Commission that it would file audited financials for Panther Com for the period from inception to May 31, 2001, the quarterly reporting date. The Company requested that the audited financials be accepted as sufficient financial disclosure for the Company in lieu of filing the Form 10-QSB for the same period. The staff advised that it would not object to this action.

     Item 5.  Other Events.

     The board of the Company added three directors on September 28, 2001. The new directors are Guillermo Acosta of Miami, Florida, Alvaro Ramirez of Miami, Florida, and Efrain Rodriguez of Weston, Florida.

     Item 7.  Financial Statements and Exhibits.

              The following is an index of financial statements of the business acquired by the Company. The financial statements follow the report.

INDEPENDENT AUDITORS' REPORT                                                F-1

BALANCE SHEET                                                               F-2

STATEMENT OF OPERATIONS                                                     F-3

STATEMENT OF STOCKHOLDERS' DEFICIENCY                                       F-4

STATEMENT OF CASH FLOWS                                                     F-5

NOTES TO FINANCIAL STATEMENTS                                        F-6 - F-10


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        October 5, 2001

PANTHER TELECOMMUNICATIONS CORPORATION


By:           /s/   Manuel Sanchez
   -----------------------------------------------------------
              Manuel Sanchez, President and Director

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
Panther Telecommunications Corporation


We have audited the  accompanying  balance  sheet of Panther  Telecommunications
Corporation as of May 31, 2001, and the related statements of operations, changes in stockholders' deficiency and cash flows for the period from September 1, 2000 (inception) through May 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Panther Telecommunications Corporation as of May 31, 2001, and the results of its operation and cash flows for the period from September 1, 2000 (inception) through May 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company incurred a net loss of approximately $134,000 for the period from September 1, 2000 (inception) through May 31, 2001. Additionally, the Company had a working capital deficiency and a stockholders' deficiency of approximately $165,000 and $125,000, respectively, at May 31, 2001. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with respect to these matters are described in Note 1 to the financial statements. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.


                                                   /s/ Feldman Sherb & Co., P.C.
                                                       Feldman Sherb & Co., P.C.
                                                    Certified Public Accountants


New York, New York
September 21, 2001

                     PANTHER TELECOMMUNICATIONS CORPORATION
                                  BALANCE SHEET
                                  MAY 31, 2001


                                     ASSETS


Current assets:
     Cash                                                 $              51,554
     Accounts receivable, net of allowance
        for doubtful accounts of $80,000                                228,725
     Inventory                                                           17,230
     Other                                                                7,500
                                                             -------------------
        Total current assets                                            305,009

Deposits                                                                 19,940
Property and equipment, net                                              19,734
                                                             -------------------
                                                          $             344,683
                                                             ===================


                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
     Accrued telecommunication costs                      $             299,097
     Accounts payable and other accrued liabilities                      58,450
     Deferred revenue                                                    80,000
     Notes payable                                                       32,500
                                                             -------------------
        Total current liabilities                                       470,047
                                                             -------------------



Commitments                                                                   -
                                                             -------------------


Stockholders' deficiency:
     Preferred stock, $0.001 par value, 5,000,000 shares
        authorized, none issued and outstanding                               -
     Common stock; $0.001 par value; 25,000,000 shares
        authorized, 10,000,000 issued and outstanding                    10,000
     Distribution in excess of paid in capital                           (1,500)
     Deficit                                                           (133,864)
                                                             -------------------

        Total stockholders' deficiency                                 (125,364)
                                                             -------------------


                                                          $             344,683
                                                             ===================



   The accompanying notes are an integral part of these financial statements.

                     PANTHER TELECOMMUNICATIONS CORPORATION
                             STATEMENT OF OPERATIONS
                FOR THE PERIOD FROM SEPTEMBER 1, 2000 (INCEPTION)
                              THROUGH MAY 31, 2001





Revenues                                                      $       3,771,811
Cost of revenues                                                      3,473,934
                                                                ----------------
Gross profit                                                            297,877
Selling, general and administrative expenses                            421,741
                                                                ----------------
Loss from operations                                                   (123,864)
Interest expense                                                         10,000
                                                                ----------------
Net loss                                                      $        (133,864)
                                                                ================

Basic and diluted loss per common share                       $           (0.02)
                                                                ================

Weighted average number of shares used in calculation
     of basic and diluted loss per common share                       7,500,000
                                                                ================



   The accompanying notes are an integral part of these financial statements.

                     PANTHER TELECOMMUNICATIONS CORPORATION
                      STATEMENT OF STOCKHOLDERS' DEFICIENCY
                FOR THE PERIOD FROM SEPTEMBER 1, 2000 (INCEPTION)
                              THROUGH MAY 31, 2001




                                                                                      DISTRIBUTION
                                                              COMMON STOCK              IN EXCESS
                                                      -----------------------------     OF PAID IN
                                                         SHARES          AMOUNT          CAPITAL         DEFICIT          TOTAL
                                                      --------------  -------------  ----------------  -------------  --------------
BALANCE,  SEPTEMBER 1, 2000                                       -  $           -  $              -  $           -  $            -

Issuance of common stock pursuant to
     reverse acquisition                                  7,500,000          7,500            (6,500)             -           1,000

Stockholders' equity of accounting acquiree
     at reverse acqusition date                           2,500,000          2,500             5,000              -           7,500

Net loss                                                          -              -                         (133,864)       (133,864)
                                                      --------------  -------------  ----------------  -------------  --------------
BALANCE, MAY 31, 2001                                    10,000,000  $      10,000  $         (1,500)$     (133,864) $     (125,364)
                                                      ==============  =============  ================  =============  ==============






   The accompanying notes are an integral part of these financial statements.

                     PANTHER TELECOMMUNICATIONS CORPORATION
                             STATEMENT OF CASH FLOWS
                FOR THE PERIOD FROM SEPTEMBER 1, 2000 (INCEPTION)
                              THROUGH MAY 31, 2001


Cash flows from operating activities:
     Net loss                                                                                    $       (133,864)
     Adjustments to reconcile net loss to net cash provided by
       operating activities:
         Depreciation                                                                                       8,266
         Provision for doubtful accounts                                                                   80,000
     Changes in assets and liabilities:
            Accounts receivable                                                                          (308,725)
            Inventory                                                                                     (17,230)
            Accounts payable and accrued liabilities                                                       58,450
            Accrued telecommunication costs                                                               299,097
            Deferred revenue                                                                               80,000
                                                                                                  ----------------
Net  cash provided by operating activities                                                                 65,994
                                                                                                  ----------------

Cash flows from investing activites:
     Deposits                                                                                             (19,940)
     Purchase of property and equipment                                                                   (28,000)
                                                                                                  ----------------
Cash used in investing activities                                                                         (47,940)
                                                                                                  ----------------

Cash flows from financing activities:
     Proceeds from issuance of common stock                                                                 1,000
     Proceeds from issuance of short-term notes                                                            50,000
     Repayment of short-term notes                                                                        (17,500)
     Proceeds from shareholder loan                                                                        57,918
     Repayment of shareholder loan                                                                        (57,918)
                                                                                                  ----------------
Net cash provided by financing activities                                                                  33,500
                                                                                                  ----------------

Net increase in cash                                                                                       51,554
Cash at beinning of period                                                                                      -
                                                                                                  ----------------
Cash at end of period                                                                           $          51,554
                                                                                                  ================

Supplemental disclosure of cash flow information:
     Cash paid during the period for interest                                                   $           3,500
                                                                                                  ================
Non-cash investing and financing activities:
     Issuance of common stock for deferred services                                             $           7,500
                                                                                                  ================

   The accompanying notes are an integral part of these financial statements.

                     PANTHER TELECOMMUNICATIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD FROM SEPTEMBER 1, 2000 (INCEPTION)
                              THROUGH MAY 31, 2001




NOTE 1 -  NATURE OF BUSINESS AND ORGANIZATION

          Panther Telecommunications Corporation ("the Company") is the successor entity formed by the acquisition of Panther Com Enterprises Inc. ("Panther Com") by New Century Capital & Consulting Corp. ("New Century"). Panther Com was incorporated in the State of Florida on February 3, 2000 and commenced operations on September 1, 2000 (inception). Concurrent with the acquisition, New Century, a publicly held "shell" Florida corporation and the legally surviving parent company changed its name to Panther Telecommunications Corporation.

          Effective on May 31, 2001, for accounting purposes, the acquisition has been treated as a reverse acquisition, with Panther Com as the accounting acquirer. The historical financial statements included herein are those of Panther Com. Pro-forma information has not been presented since the transaction was deemed a capital stock transaction rather than a business combination.

          The Company sells pre-paid long distance calling cards to distributors nationwide and to retail stores in South Florida for both domestic and international use.

          The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred a net loss of approximately $134,000 for the period from September 1, 2000 (inception) through May 31, 2001. Additionally, the Company had a working capital deficiency and a stockholders' deficiency of approximately $165,000 and $125,000, respectively, at May 31, 2001. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management is actively pursuing debt or equity financing and is continually evaluating the Company's operations, however, any results of their plans and actions cannot be assured. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.


NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          USE OF ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


          ACCOUNTS RECEIVABLE

          The Company extends unsecured credit in the normal course of business to virtually all of its customers. The allowance for doubtful accounts reflects management's opinion of amounts, which may ultimately become uncollectible.

          INVENTORY

          Inventory consists of prepaid telephone cards that are stated at the lower of cost (first-in, first-out basis) or market.


          PROPERTY AND EQUIPMENT

          Property and equipment are recorded at cost. Depreciation is provided on a straight-line basis over the estimated useful lives of the related assets.


          REVENUE RECOGNITION

          Sales to retail stores are deferred until the store's customer purchases the prepaid phone cards. Sales to distributors are under usage or fixed sale arrangements. Under usage arrangements sales are recognized in the period in which the first minute of the prepaid phone card is used or as service is provided. Under fixed sales arrangements, sales to distributors are recognized at the time the prepaid phone cards are shipped and risk of ownership is transferred.


          COST OF REVENUES

          Cost of revenues consists primarily of telecommunication costs.


          COMPUTATION OF EARNINGS (LOSS) PER SHARE

          Basic  earnings  (loss) per share is computed  by dividing  net income
          (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share adjusts basic earnings (loss) per share for the effects of stock options and other potentially dilutive financial instruments, only in the period in which such effect is dilutive.


          FAIR VALUE OF FINANCIAL INSTRUMENTS

          The Company's financial instruments include accounts receivable, notes payable, accounts payable and accrued liabilities. The carrying value of the financial instruments approximates fair value due to the short maturities of these instruments.


          IMPAIRMENT OF LONG-LIVED ASSETS

          The Company reviews the impairment of long-lived assets and certain identifiable intangibles whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The analysis of the recoverability utilizes undiscounted cash flows. The measurement of the loss, if any, will be calculated as the amount by which the carrying amount of the asset exceeds the fair value.

          SEGMENT DISCLOSURE

          The Company uses the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance.

          INCOME TAXES

          The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred taxes are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are provided when the expected realization of tax assets does not meet a "more likely than not" criteria.

          NEW ACCOUNTING PRONOUNCEMENTS

          In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method only and that certain acquired intangible assets in a business combination be recognized as assets apart from goodwill. SFAS No. 142 requires that the amortization of goodwill be replaced with periodic tests of the goodwill's impairment and that intangible assets other than goodwill be amortized over their useful lives. The provisions of SFAS No.142 will be effective for fiscal years beginning after December 15, 2001. The Company will adopt SFAS No. 141 and No. 142 immediately with regard to business combinations initiated after June 30, 2001.


NOTE 3 -  PROPERTY AND EQUIPMENT

       At May 31, 2001 property and equipment consists of:



                                           Estimated
                                            Useful
                                             Life

       Furniture and fixtures               5 years         $             8,000
       Equipment                            3 years                      20,000
                                                                  --------------
                                                                         28,000
       Less: accumulated depreciation                                    (8,266)
                                                                  --------------
                                                            $            19,734
                                                                  ==============

NOTE 4 - NOTES PAYABLE

          At May 31, 2001, notes payable consists of unsecured notes payable to two individuals totaling $32,500. The interest on these notes was fixed at the time of borrowing and amounts to a weighted average rate of approximately 20% per annum.

NOTE 5 - INCOME TAXES

          As of May 31, 2001, the Company has net operating loss carryforwards of approximately $54,000, which expire in 2021. The realization of future tax benefits from these net operating loss carryforwards may be subject to limitations on their utilization.

          The components of the deferred tax asset at May 31, 2001 are as follows:


          Net operating loss carryforward                      $         20,447
          Provision for doubtful accounts                                30,400
                                                               -----------------
                                                                         50,847
          Valuation allowance                                           (50,847)
                                                               -----------------
          Net deferred tax asset                               $              -
                                                               =================

          The deferred tax assets have been fully offset by a valuation allowance resulting from the uncertainty surrounding their future realization.

          For the period from September 1, 2001 (inception) through May 31, 2001, the effective income tax rate differs from the statutory rate as follows:

          Income tax (benefit) at the Federal statutory rate   $       (45,514)
          State income tax benefit                                      (5,333)
          Valuation allowance                                           50,847
                                                               -----------------
       Income taxes at effective tax rate                      $             -
                                                               =================

NOTE 6 -  CONCENTRATION OF RISK

          The Company purchases long distance phone service from various telephone companies who agree to provide usage time to the cardholder after the Company sells and activates its phone cards. In the event the long distance service provider does not provide the service or goes out of business the Company would be responsible for refunding the purchase price of the phone card. The Company mitigates its risk by dealing with well-capitalized long distance service providers.

NOTE 7 -  COMMITMENTS

          The Company leases office and warehouse space and equipment under operating leases expiring through January 2004. The future minimum lease payments are as follows:

          Year Ending
          May 31,

            2002                                               $        25,656
            2003                                                        18,840
            2004                                                        12,560
                                                             -------------------
                                                               $         57,056
                                                             ===================

          Total rent expense for the period from September 1, 2000 (inception) through to May 31, 2001 was $11,172.

NOTE 8 -  STOCKHOLDERS' DEFICIENCY

          PREFERRED STOCK

          The Company is authorized to issue 5,000,000 shares of preferred stock at $0.001 par value, with such rights and preferences, as may be designated by the Board of Directors. As of May 31, 2001, none of the preferred stock was issued or outstanding.

          COMMON STOCK

          On May 15, 2001 the Company issued 1,500,000 shares of common stock to various individuals and companies in exchange for consulting services.

          In  connection  with its  acquisition  on May 31, 2001 as described in
          Note 1, the Company issued 7,500,000 shares of its common stock for all of the issued and outstanding shares of Pather Com.


NOTE 9 -  BUSINESS SEGMENT INFORMATION

          The Company's reportable segments are primarily based on methods used to distribute its product. The wholesale and retail segments through sales to distributors and retail stores, respectively, derive revenues from sales of generic and branded pre-paid phone cards.

          The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates performance based on operating income after depreciation and amortization but prior to interest expense and provision for income taxes; all corporate overhead is allocated to the business segments based on their pro-rata share of revenues. The following is information for the Company's reportable segments for the period from September 1, 2000 (inception) through May 31, 2001 are as follows:


                                       Wholesale     Retail       Consolidated
                                       ---------    ---------     --------------


          Period from September 1, 2000
         (inception) through May 31, 2001:

          Revenues                   $2,674,439     $1,097,372      $$3,771,811

          Interest expense                7,100          2,900           10,000

          Depreciation                    5,869          2,397            8,266
          Loss from operations          (87,943)       (35,921)        (123,864)

          Total assets                  244,725         99,958          344,683


          Revenue is generated all from within the United States for the period from September 1, 2000 (inception) to May 31, 2001.